Exhibit 99.2
CNA Financial Corporation
Supplemental Financial Information
September 30, 2010
This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Form 10-K and Quarterly Reports on Form 10-Q.

CNA Financial Corporation
Table of Contents
September 30, 2010

CNA Financial Corporation
Definitions and Presentation
•	Collectively, CNA Financial Corporation (CNAF) and its controlled subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes CNA Specialty and CNA Commercial.

•	Life & Group Non-Core segment primarily includes the results of the life and group lines of business that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business primarily in run-off, including CNA Re and asbestos and environmental pollution (A&EP). Intersegment eliminations are also included in this segment.

•
Management utilizes the net operating income financial measure to monitor the Company’s operations. Please refer to Note N of the Consolidated Financial Statements within CNAF’s Annual Report on Form 10-K for the year ended December 31, 2009 for further discussion of this measure.

•
In evaluating the results of CNA Specialty and CNA Commercial, management utilizes the combined ratio, the loss ratio, the expense ratio and the dividend ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders’ dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. The statutory expense ratio reported on page 15 is the percentage of insurance underwriting and acquisition expenses to net written premiums in accordance with statutory accounting practices.

•
Limited partnerships are a relatively small portion of CNA’s overall investment portfolio. The majority of our limited partnership investments employ strategies that generate returns through investing in securities that are marketable while engaging in various management techniques primarily in public fixed income and equity markets. The risks associated with limited partnership investments may include losses due to leveraging, short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful

•	FY = Full Year
Agreement to Cede Asbestos and Environmental Pollution (A&EP) Liabilities to National Indemnity Company (NICO)
On August 31, 2010, the Company completed a transaction with National Indemnity Company (NICO), a subsidiary of Berkshire Hathaway Inc., under which substantially all of the Company’s legacy A&EP liabilities were ceded to NICO (Loss Portfolio Transfer or LPT). The Company recognized an after-tax net loss of $365 million in the third quarter of 2010, of which $344 million related to the Company’s continuing operations. Since a portion of the liabilities ceded related to the Company’s discontinued operations, the Company recognized an after-tax net loss for discontinued operations of $21 million in the third quarter of 2010.

i

CNA FINANCIAL CORPORATION
Financial Supplement
Statements of Operations

	Three Months		Fav /	Nine Months		Fav /
PERIODS ENDED SEPTEMBER 30			(Unfav)			(Unfav)
(In millions)	2010	2009	% Change	2010	2009	% Change

STATEMENTS OF OPERATIONS
Revenues:
Net earned premiums	$1,645	$1,707	(4)%	$4,868	$5,035	(3)%
Net investment income	581	660	(12)	1,692	1,755	(4)
Net realized investment gains (losses), net of participating policyholders’ interests:
Other-than-temporary impairment (OTTI) losses	(41)	(232)	82	(189)	(1,330)	86
Portion of OTTI recognized in Other comprehensive income (loss)	(3)	84	(104)	28	173	(84)

Net OTTI losses recognized in earnings (1)	(44)	(148)	70	(161)	(1,157)	86
Other net realized investment gains (losses)	106	48	121	286	228	25

Net realized investment gains (losses), net of participating policyholders’ interests	62	(100)	162	125	(929)	113

Other revenues	75	73	3	226	213	6

Total revenues	2,363	2,340	1	6,911	6,074	14

Claims, benefits and expenses:
Insurance claims and policyholders’ benefits	1,344	1,283	(5)	3,799	3,919	3
Amortization of deferred acquisition costs	351	365	4	1,038	1,063	2
Other operating expenses	795	272	(192)	1,325	814	(63)
Interest	40	34	(18)	113	95	(19)

Total claims, benefits and expenses	2,530	1,954	(29)	6,275	5,891	(7)

Income (loss) from continuing operations before income tax	(167)	386	(143)	636	183	N/M
Income tax (expense) benefit	64	(108)	159	(183)	30	N/M

Income (loss) from continuing operations	(103)	278	(137)	453	213	113
Income (loss) from discontinued operations, net of tax	(22)	(1)	N/M	(21)	(2)	N/M

Net income (loss)	(125)	277	(145)	432	211	105
Net (income) loss attributable to noncontrolling interests	(15)	(14)	(7)	(44)	(38)	(16)

Net income (loss) attributable to CNA	$(140)	$263	(153)%	$388	$173	124%

(1)
During the second quarter of 2009, the Company adopted updated accounting guidance, which amended the OTTI loss model for fixed maturity securities. Please refer to Note A of the Consolidated Financial Statements within CNAF’s Annual Report on Form 10-K for the year ended December 31, 2009 for further information.

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Income (Loss) Attributable to CNA Common Stockholders, Per Share Data and Return on Equity

PERIODS ENDED SEPTEMBER 30	Three Months		Nine Months
(In millions, except per share data)	2010	2009	2010	2009

COMPONENTS OF INCOME (LOSS) ATTRIBUTABLE TO CNA COMMON STOCKHOLDERS
Net operating income (loss) from continuing operations attributable to CNA before LPT	$186	$331	$678	$785
Net loss related to LPT	(344)	—	(344)	—

Net operating income (loss) from continuing operations attributable to CNA	(158)	331	334	785
Less: 2008 Senior Preferred dividend	(18)	(31)	(68)	(94)

Net operating income (loss) from continuing operations attributable to CNA common stockholders	(176)	300	266	691
Net realized investment gains (losses) attributable to CNA common stockholders	40	(67)	75	(610)

Income (loss) from continuing operations attributable to CNA common stockholders	(136)	233	341	81
Income (loss) from discontinued operations attributable to CNA common stockholders	(22)	(1)	(21)	(2)

Income (loss) attributable to CNA common stockholders	$(158)	$232	$320	$79

BASIC AND DILUTED EARNINGS (LOSS) PER COMMON SHARE
Net operating income (loss) from continuing operations attributable to CNA before LPT	$0.69	$1.23	$2.52	$2.92
Net loss related to LPT	(1.28)	—	(1.28)	—

Net operating income (loss) from continuing operations attributable to CNA	(0.59)	1.23	1.24	2.92
Less: 2008 Senior Preferred dividend	(0.07)	(0.12)	(0.25)	(0.35)

Net operating income (loss) from continuing operations attributable to CNA common stockholders	(0.66)	1.11	0.99	2.57
Net realized investment gains (losses) attributable to CNA common stockholders	0.15	(0.25)	0.28	(2.27)

Income (loss) from continuing operations attributable to CNA common stockholders	(0.51)	0.86	1.27	0.30
Income (loss) from discontinued operations attributable to CNA common stockholders	(0.08)	—	(0.08)	(0.01)

Basic and diluted earnings (loss) per share attributable to CNA common stockholders	$(0.59)	$0.86	$1.19	$0.29

WEIGHTED AVERAGE OUTSTANDING COMMON STOCK AND COMMON STOCK EQUIVALENTS
Basic	269.2	269.0	269.1	269.0

Diluted	269.2	269.2	269.4	269.1

RETURN ON EQUITY
Net income (loss) attributable to CNA (1)	(4.7)%	10.8%	4.6%	2.6%

Net operating income (loss) from continuing operations attributable to CNA (2)	(5.7)	12.2	4.1	9.6

(1)
Annualized net income (loss) attributable to CNA divided by the average CNA stockholders’ equity including accumulated other comprehensive income/loss (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2)
Annualized net operating income (loss) from continuing operations attributable to CNA divided by the average CNA stockholders’ equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period
.

CNA FINANCIAL CORPORATION
Financial Supplement
Selected Balance Sheets Data and Statements of Cash Flows Data

(In millions, except per share data)	September 30, 2010	December 31, 2009

Total assets	$56,881	$55,298
Insurance reserves	37,584	38,263
Debt	2,651	2,303
Total liabilities	44,316	44,132
Preferred stock	500	1,000
Accumulated other comprehensive income (loss)	1,177	(325)
Noncontrolling interests	555	506
Total CNA stockholders’ equity	12,010	10,660

Book value per common share	$42.76	$35.91

Book value per common share excluding AOCI	$38.38	$37.12

Outstanding shares of common stock (in millions of shares)	269.2	269.0

THREE MONTHS ENDED
SEPTEMBER 30
(In millions)	2010	2009

Net cash flows provided (used) by operating activities (1) (2)	$(1,254)	$(12)

Net cash flows provided (used) by investing activities	1,383	52

Net cash flows provided (used) by financing activities	(121)	(13)

Net cash flows provided (used) by operating, investing and financing activities	$8	$27

NINE MONTHS ENDED
SEPTEMBER 30
(In millions)	2010	2009

Net cash flows provided (used) by operating activities (1) (2)	$(673)	$275

Net cash flows provided (used) by investing activities	860	(168)

Net cash flows provided (used) by financing activities	(245)	(72)

Net cash flows provided (used) by operating, investing and financing activities	$(58)	$35

(1)
Operating cash flows for the three and nine months ended September 30, 2010 include $(75) million and $(89) million related to discontinued operations. Operating cash flows for the three and nine months ended September 30, 2009 include $(4) million and $(16) million related to discontinued operations.

(2)
Operating cash flows for the three and nine months ended September 30, 2010 include $(1.9) billion related to the initial net cash settlement with NICO for the Loss Portfolio Transfer, as further discussed on page i.

CNA FINANCIAL CORPORATION
Financial Supplement
Claim & Claim Adjustment Expense Reserve Rollforward

THREE MONTHS ENDED SEPTEMBER 30, 2010
				Life & Group	Corporate &
(In millions)	CNA Specialty	CNA Commercial	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$6,916	$12,575	$19,491	$2,734	$3,743	$25,968
Ceded	1,008	2,046	3,054	696	1,429	5,179

Net	5,908	10,529	16,437	2,038	2,314	20,789

Reduction of net reserves due to A&EP LPT	—	—	—	—	(1,381)	(1,381)

Net incurred claim & claim adjustment expenses	393	585	978	157	14	1,149

Net claim & claim adjustment expense payments	(361)	(647)	(1,008)	(126)	(79)	(1,213)

Foreign currency translation and other	25	21	46	—	1	47

Claim & claim adjustment expense reserves, end of period
Net	5,965	10,488	16,453	2,069	869	19,391
Ceded	948	2,047	2,995	675	2,722	6,392

Gross	$6,913	$12,535	$19,448	$2,744	$3,591	$25,783

NINE MONTHS ENDED SEPTEMBER 30, 2010
				Life & Group	Corporate &
(In millions)	CNA Specialty	CNA Commercial	P&C Operations	Non-Core	Other Non-Core	Total Operations

Claim & claim adjustment expense reserves, beginning of period
Gross	$6,922	$13,005	$19,927	$2,883	$4,006	$26,816
Ceded	1,056	2,156	3,212	863	1,519	5,594

Net	5,866	10,849	16,715	2,020	2,487	21,222

Reduction of net reserves due to A&EP LPT	—	—	—	—	(1,381)	(1,381)

Reduction of net reserves due to sale of subsidiary	—	(98)	(98)	—	—	(98)

Net incurred claim & claim adjustment expenses	1,115	1,676	2,791	438	55	3,284

Net claim & claim adjustment expense payments	(1,009)	(1,928)	(2,937)	(388)	(292)	(3,617)

Foreign currency translation and other	(7)	(11)	(18)	(1)	—	(19)

Claim & claim adjustment expense reserves, end of period
Net	5,965	10,488	16,453	2,069	869	19,391
Ceded	948	2,047	2,995	675	2,722	6,392

Gross	$6,913	$12,535	$19,448	$2,744	$3,591	$25,783

CNA FINANCIAL CORPORATION
Financial Supplement
Investments by Segment Aggregation

	September 30, 2010		June 30, 2010		December 31, 2009
(In millions)	Book Value	Carrying Value	Book Value	Carrying Value	Book Value	Carrying Value

Property & Casualty and Corporate & Other Non-Core:
Fixed maturities — taxable	$23,035	$24,068	$23,159	$23,677	$21,295	$21,158
Fixed maturities — tax-exempt	2,735	2,744	2,916	2,880	4,513	4,446
Equities	187	206	221	220	298	292
Short term investments	2,019	2,019	2,880	2,881	3,789	3,792
Limited partnership investments	2,164	2,164	2,056	2,056	1,777	1,777
Mortgage loans & other	78	78	14	15	3	3

Total investments	$30,218	$31,279	$31,246	$31,729	$31,675	$31,468

Net receivable/(payable)	$(121)		$129		$(91)
Securities lending collateral	—		—		—

Life & Group Non-Core:
Fixed maturities — taxable	$8,185	$9,331	$7,763	$8,485	$7,129	$7,425
Fixed maturities — tax-exempt	2,426	2,503	2,572	2,523	2,665	2,583
Equities	278	325	319	329	335	352
Short term investments	65	65	159	159	156	157
Limited partnership investments	2	2	3	3	10	10
Mortgage loans & other	21	21	—	—	1	1

Total investments	$10,977	$12,247	$10,816	$11,499	$10,296	$10,528

Net receivable/(payable)	$17		$(4)		$—
Securities lending collateral	—		—		—

Total investments	$41,195	$43,526	$42,062	$43,228	$41,971	$41,996

Total net receivable/(payable)	$(104)		$125		$(91)
Total securities lending collateral	—		—		—

CNA FINANCIAL CORPORATION
Financial Supplement
Asset-Backed Exposure
As of September 30, 2010
(In millions)
Invested Assets Fair Value By Segment

	P&C and
	Corporate & Other		Life & Group
	Non-Core	%	Non-Core	%	Total	%
RMBS	$5,563	17.8	$413	3.4	$5,976	13.7
CMBS	807	2.6	194	1.6	1,001	2.3
Other ABS	611	1.9	54	0.4	665	1.5

Total asset-backed exposure	6,981	22.3	661	5.4	7,642	17.5
Other taxable fixed maturities	17,087	54.6	8,670	70.8	25,757	59.2
Tax exempt fixed maturities	2,744	8.8	2,503	20.4	5,247	12.1
All other	4,467	14.3	413	3.4	4,880	11.2

Total investments	$31,279	100.0	$12,247	100.0	$43,526	100.0

Sub-prime (Included in RMBS Above)	$533	1.7	$22	0.2	$555	1.3
Alt-A (Included in RMBS Above)	$612	2.0	$68	0.6	$680	1.6
Invested Assets Amortized Cost By Segment

	P&C and
	Corporate & Other		Life & Group
	Non-Core	%	Non-Core	%	Total	%
RMBS	$5,657	18.7	$432	3.9	$6,089	14.8
CMBS	836	2.8	196	1.8	1,032	2.5
Other ABS	602	2.0	48	0.5	650	1.6

Total asset-backed exposure	7,095	23.5	676	6.2	7,771	18.9
Other taxable fixed maturities	15,940	52.8	7,509	68.4	23,449	56.9
Tax exempt fixed maturities	2,735	9.0	2,426	22.1	5,161	12.5
All other	4,448	14.7	366	3.3	4,814	11.7

Total investments	$30,218	100.0	$10,977	100.0	$41,195	100.0

Sub-prime (Included in RMBS Above)	$575	1.9	$21	0.2	$596	1.4
Alt-A (Included in RMBS Above)	$649	2.1	$71	0.6	$720	1.7
RMBS/CMBS/Other ABS Distribution

									% of Asset-Backed
	RMBS		CMBS		Other ABS		Total		Exposure		% of Total Investments
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$2,946	$2,827	$32	$30	$—	$—	$2,978	$2,857	39.0	36.8	6.8	6.9
AAA	1,167	1,224	382	396	486	475	2,035	2,095	26.6	26.9	4.7	5.1
AA	224	250	173	172	65	64	462	486	6.0	6.3	1.0	1.2
A	197	215	261	279	66	65	524	559	6.9	7.2	1.2	1.4
BBB	247	263	113	122	24	24	384	409	5.0	5.3	0.9	1.0
<BBB & Equity Tranches	1,195	1,310	40	33	24	22	1,259	1,365	16.5	17.5	2.9	3.3

Total RMBS/CMBS/other ABS	$5,976	$6,089	$1,001	$1,032	$665	$650	$7,642	$7,771	100.0	100.0	17.5	18.9

(1)	The exposure to sub-prime residential mortgage (sub-prime) collateral and Alternative A residential mortgages that have lower than normal standards of loan documentation (Alt-A) collateral is measured by the original deal structure.

(2)	The ratings presented are based on a ratings methodology that takes into account ratings from two major providers, Standard & Poor’s and Moody’s Investors Service, Inc., in that order of preference. If a security is not rated by these providers, an internal rating is formulated. For securities with credit support from third party guarantees, the rating reflects the greater of the underlying rating of the issuer or the insured rating.
RMBS — Residential mortgage-backed securities
CMBS — Commercial mortgage-backed securities
Other ABS — Other asset-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Asset-Backed Exposure
As of September 30, 2010
(In millions)
RMBS Sub-Prime Fair Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$13	9.4	$—	—	$2	4.9	$—	—	$—	—	$15	2.7
2008	—	—	—	—	2	4.9	—	—	—	—	2	0.4
2007	6	4.3	31	20.3	6	14.6	—	—	12	6.7	55	9.9
2006	74	53.2	47	30.7	12	29.3	31	72.1	105	58.6	269	48.5
2005	33	23.7	40	26.1	1	2.4	—	—	10	5.6	84	15.1
2004	8	5.8	20	13.1	2	4.9	12	27.9	22	12.3	64	11.5
2003 & prior	5	3.6	15	9.8	16	39.0	—	—	30	16.8	66	11.9

Total sub-prime	$139	100.0	$153	100.0	$41	100.0	$43	100.0	$179	100.0	$555	100.0

RMBS Sub-Prime Amortized Cost Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$13	8.7	$—	—	$2	4.3	$—	—	$—	—	$15	2.5
2008	—	—	—	—	2	4.3	—	—	—	—	2	0.3
2007	7	4.7	31	17.7	6	12.7	—	—	12	6.4	56	9.4
2006	82	55.0	53	30.3	12	25.5	31	81.6	108	57.8	286	48.0
2005	34	22.8	53	30.3	1	2.1	—	—	12	6.4	100	16.8
2004	8	5.4	21	12.0	3	6.4	7	18.4	26	13.9	65	10.9
2003 & prior	5	3.4	17	9.7	21	44.7	—	—	29	15.5	72	12.1

Total sub-prime	$149	100.0	$175	100.0	$47	100.0	$38	100.0	$187	100.0	$596	100.0

RMBS Alt-A Fair Value Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	2	5.1	—	—	38	30.6	40	5.9
2006	—	—	6	12.0	4	10.3	—	—	63	50.8	73	10.7
2005	25	6.7	9	18.0	10	25.6	58	59.8	17	13.7	119	17.5
2004	293	79.2	20	40.0	22	56.4	39	40.2	6	4.9	380	55.9
2003 & prior	52	14.1	15	30.0	1	2.6	—	—	—	—	68	10.0

Total Alt-A	$370	100.0	$50	100.0	$39	100.0	$97	100.0	$124	100.0	$680	100.0

RMBS Alt-A Amortized Cost Quality Distribution by Vintage Year

									<BBB &
									Equity
	AAA	%	AA	%	A	%	BBB	%	Tranches	%	Total	%
2009	$—	—	$—	—	$—	—	$—	—	$—	—	$—	—
2008	—	—	—	—	—	—	—	—	—	—	—	—
2007	—	—	—	—	2	5.0	—	—	50	35.2	52	7.2
2006	—	—	6	11.3	4	10.0	—	—	66	46.5	76	10.6
2005	28	7.2	11	20.8	10	25.0	59	60.2	18	12.7	126	17.5
2004	306	79.1	20	37.7	23	57.5	39	39.8	8	5.6	396	55.0
2003 & prior	53	13.7	16	30.2	1	2.5	—	—	—	—	70	9.7

Total Alt-A	$387	100.0	$53	100.0	$40	100.0	$98	100.0	$142	100.0	$720	100.0

CNA FINANCIAL CORPORATION
Financial Supplement
Asset-Backed Exposure
As of September 30, 2010
(In millions)
RMBS Distribution By Collateral Type & Quality

	Fixed Coupon -		Fixed Coupon -
	30 Year		15/20 Year		ARM		Home Equity		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$2,638	$2,542	$301	$278	$5	$5	$—	$—	$2	$2	$2,946	$2,827
AAA	631	667	139	146	52	56	3	3	342	352	1,167	1,224
AA	80	91	—	—	59	58	75	91	10	10	224	250
A	164	180	18	20	6	6	4	4	5	5	197	215
BBB	220	236	—	—	26	26	1	1	—	—	247	263
<BBB & Equity Tranches	623	671	67	67	444	509	42	45	19	18	1,195	1,310

Total RMBS	$4,356	$4,387	$525	$511	$592	$660	$125	$144	$378	$387	$5,976	$6,089

Included in Total RMBS:
MBS Pass-Through	$1,013	$1,003	$28	$27	$5	$5	$—	$—	$8	$5	$1,054	$1,040
Structured	3,343	3,384	497	484	587	655	125	144	370	382	4,922	5,049

Total RMBS	$4,356	$4,387	$525	$511	$592	$660	$125	$144	$378	$387	$5,976	$6,089

Included in Total RMBS:
Sub-prime	$308	$332	$—	$—	$105	$104	$125	$144	$17	$16	$555	$596
Alt-A	581	613	14	15	73	80	—	—	12	12	680	720
Prime	3,467	3,442	511	496	414	476	—	—	349	359	4,741	4,773

Total RMBS	$4,356	$4,387	$525	$511	$592	$660	$125	$144	$378	$387	$5,976	$6,089

CMBS Distribution By Deal Coupon Type & Quality

	Fixed Rate		Adjustable/Floating Rate		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost
U.S. Government Agencies	$—	$—	$32	$30	$32	$30
AAA	114	109	268	287	382	396
AA	96	94	77	78	173	172
A	129	151	132	128	261	279
BBB	12	12	101	110	113	122
<BBB & Equity Tranches	13	15	27	18	40	33

Total CMBS	$364	$381	$637	$651	$1,001	$1,032

Included in Total CMBS:
Pass-Through	$—	$—	$—	$—	$—	$—
Structured	364	381	637	651	1,001	1,032

Total CMBS	$364	$381	$637	$651	$1,001	$1,032

ARM — Adjustable rate mortgages

MBS — Mortgage-backed securities

CNA FINANCIAL CORPORATION
Financial Supplement
Asset-Backed Exposure
As of September 30, 2010
(In millions)
Other ABS Distribution By Collateral Type & Quality

	Auto Loans		Student Loans		Other		Total
	Fair	Amortized	Fair	Amortized	Fair	Amortized	Fair	Amortized
	Value	Cost	Value	Cost	Value	Cost	Value	Cost
AAA	$271	$263	$59	$67	$156	$145	$486	$475
AA	—	—	—	—	65	64	65	64
A	30	30	—	—	36	35	66	65
BBB	12	12	—	—	12	12	24	24
<BBB & Equity Tranches	—	—	—	—	24	22	24	22

Total other ABS	$313	$305	$59	$67	$293	$278	$665	$650

Included in Total other ABS:
Pass-Through	$22	$22	$—	$—	$—	$—	$22	$22
Structured	291	283	59	67	293	278	643	628

Total other ABS	$313	$305	$59	$67	$293	$278	$665	$650

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

THREE MONTHS ENDED SEPTEMBER 30 (In millions)	CNA Specialty			CNA Commercial			P&C Operations
			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
	2010	2009	% Change	2010	2009	% Change	2010	2009	% Change

Gross written premiums	$1,087	$1,071	1%	$825	$882	(6)%	$1,912	$1,953	(2)%
Net written premiums	706	690	2	763	787	(3)	1,469	1,477	(1)

Net earned premiums	679	687	(1)	819	874	(6)	1,498	1,561	(4)
Net investment income	148	154	(4)	214	276	(22)	362	430	(16)
Other revenues	57	53	8	15	13	15	72	66	9

Total operating revenues	884	894	(1)	1,048	1,163	(10)	1,932	2,057	(6)

Claims, benefits and expenses:
Net incurred claims and benefits	393	410	4	576	642	10	969	1,052	8
Policyholders’ dividends	2	1	(100)	4	4	—	6	5	(20)
Amortization of deferred acquisition costs	162	157	(3)	183	203	10	345	360	4
Other insurance related expenses	45	40	(13)	104	118	12	149	158	6
Other expenses	47	45	(4)	14	23	39	61	68	10

Total claims, benefits and expenses	649	653	1	881	990	11	1,530	1,643	7

Operating income (loss) from continuing operations before income tax	235	241	(2)	167	173	(3)	402	414	(3)
Income tax (expense) benefit on operating income (loss)	(80)	(78)	(3)	(54)	(52)	(4)	(134)	(130)	(3)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(11)	(10)	(10)	(5)	(3)	(67)	(16)	(13)	(23)

Net operating income (loss) from continuing operations attributable to CNA	144	153	(6)	108	118	(8)	252	271	(7)

Net realized investment gains (losses), net of participating policyholders’ interests	15	(35)	143	21	(69)	130	36	(104)	135
Income tax (expense) benefit on net realized investment gains (losses)	(6)	11	(155)	(8)	24	(133)	(14)	35	(140)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	N/M	1	(1)	N/M	1	(1)	N/M

Net realized investment gains (losses) attributable to CNA	9	(24)	138	14	(46)	130	23	(70)	133

Net income (loss) from continuing operations attributable to CNA	$153	$129	19%	$122	$72	69%	$275	$201	37%

FINANCIAL RATIOS
Loss & LAE	57.8%	59.8%		70.2%	73.4%		64.6%	67.4%
Acquisition expense	19.7	19.5		18.2	20.7		18.9	20.2
Underwriting expense	10.7	9.3		16.9	16.1		14.1	13.1

Expense	30.4	28.8		35.1	36.8		33.0	33.3
Dividend	0.3	0.2		0.4	0.4		0.3	0.3

Combined ratio	88.5%	88.8%		105.7%	110.6%		97.9%	101.0%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$1	$2		$11	$21		$12	$23
Impact on loss & LAE ratio	0.1%	0.3%		1.4%	2.4%		0.8%	1.5%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(65)	$(39)		$(26)	$(21)		$(91)	$(60)
Prior year premium development	(2)	3		(2)	9		(4)	12
Other (1)	—	—		(4)	2		(4)	2

Total development & other	$(67)	$(36)		$(32)	$(10)		$(99)	$(46)

Impact of development & other on loss & LAE ratio	(9.8)%	(5.5)%		(3.9)%	(1.5)%		(6.5)%	(3.3)%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

THREE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
SEPTEMBER 30					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2010	2009	2010	2009	% Change	2010	2009	% Change	2010	2009	% Change

Net earned premiums	$1,498	$1,561	$145	$149	(3)%	$2	$(3)	167%	$1,645	$1,707	(4)%
Net investment income	362	430	182	169	8	37	61	(39)	581	660	(12)
Other revenues	72	66	4	2	100	(1)	5	(120)	75	73	3

Total operating revenues	1,932	2,057	331	320	3	38	63	(40)	2,301	2,440	(6)

Claims, benefits and expenses:
Net incurred claims and benefits	969	1,052	354	199	(78)	14	25	44	1,337	1,276	(5)
Policyholders’ dividends	6	5	1	2	50	—	—	N/M	7	7	—
Amortization of deferred acquisition costs	345	360	6	5	(20)	—	—	N/M	351	365	4
Other insurance related expenses	149	158	41	45	9	8	1	N/M	198	204	3
Other expenses	61	68	7	7	—	569	27	N/M	637	102	N/M

Total claims, benefits and expenses	1,530	1,643	409	258	(59)	591	53	N/M	2,530	1,954	(29)

Operating income (loss) from continuing operations before income tax	402	414	(78)	62	N/M	(553)	10	N/M	(229)	486	(147)
Income tax (expense) benefit on operating income (loss)	(134)	(130)	23	(11)	N/M	198	(1)	N/M	87	(142)	161
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(16)	(13)	—	—	N/M	—	—	N/M	(16)	(13)	(23)

Net operating income (loss) from continuing operations attributable to CNA	252	271	(55)	51	N/M	(355)	9	N/M	(158)	331	(148)

Net realized investment gains (losses), net of participating policyholders’ interests	36	(104)	20	21	(5)	6	(17)	135	62	(100)	162
Income tax (expense) benefit on net realized investment gains (losses)	(14)	35	(7)	(7)	0	(2)	6	(133)	(23)	34	(168)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	1	(1)	—	—	N/M	—	—	N/M	1	(1)	200

Net realized investment gains (losses) attributable to CNA	23	(70)	13	14	(7)	4	(11)	136	40	(67)	160

Net income (loss) from continuing operations attributable to CNA	$275	$201	$(42)	$65	(165)%	$(351)	$(2)	N/M %	$(118)	$264	(145)%

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Results of Operations

NINE MONTHS ENDED	CNA Specialty			CNA Commercial			P&C Operations
SEPTEMBER 30			Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2010	2009	% Change	2010	2009	% Change	2010	2009	% Change

Gross written premiums	$3,180	$3,195	(0)%	$2,673	$2,946	(9)%	$5,853	$6,141	(5)%
Net written premiums	2,009	2,017	(0)	2,430	2,647	(8)	4,439	4,664	(5)

Net earned premiums	1,998	2,014	(1)	2,432	2,574	(6)	4,430	4,588	(3)
Net investment income	420	396	6	613	702	(13)	1,033	1,098	(6)
Other revenues	162	153	6	49	47	4	211	200	6

Total operating revenues	2,580	2,563	1	3,094	3,323	(7)	5,674	5,886	(4)

Claims, benefits and expenses:
Net incurred claims and benefits	1,115	1,209	8	1,662	1,852	10	2,777	3,061	9
Policyholders’ dividends	6	7	14	11	6	(83)	17	13	(31)
Amortization of deferred acquisition costs	471	457	(3)	552	591	7	1,023	1,048	2
Other insurance related expenses	139	123	(13)	318	301	(6)	457	424	(8)
Other expenses	141	133	(6)	42	62	32	183	195	6

Total claims, benefits and expenses	1,872	1,929	3	2,585	2,812	8	4,457	4,741	6

Operating income (loss) from continuing operations before income tax	708	634	12	509	511	(0)	1,217	1,145	6
Income tax (expense) benefit on operating income (loss)	(238)	(195)	(22)	(165)	(143)	(15)	(403)	(338)	(19)
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(30)	(26)	(15)	(15)	(12)	(25)	(45)	(38)	(18)

Net operating income (loss) from continuing operations attributable to CNA	440	413	7	329	356	(8)	769	769	0

Net realized investment gains (losses), net of participating policyholders’ interests	60	(227)	126	29	(438)	107	89	(665)	113
Income tax (expense) benefit on net realized investment gains (losses)	(21)	76	(128)	(16)	150	(111)	(37)	226	(116)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	—	—	N/M	1	—	N/M	1	—	N/M

Net realized investment gains (losses) attributable to CNA	39	(151)	126	14	(288)	105	53	(439)	112

Net income (loss) from continuing operations attributable to CNA	$479	$262	83%	$343	$68	N/M %	$822	$330	149%

FINANCIAL RATIOS
Loss & LAE	55.8%	60.1%		68.3%	71.9%		62.7%	66.7%
Acquisition expense	19.4	18.9		18.0	17.9		18.7	18.3
Underwriting expense	11.1	9.8		17.8	16.8		14.7	13.8

Expense	30.5	28.7		35.8	34.7		33.4	32.1
Dividend	0.3	0.4		0.4	0.2		0.4	0.3

Combined ratio	86.6%	89.2%		104.5%	106.8%		96.5%	99.1%

RATIO IMPACTS
Impact of catastrophes
Pretax net accident year catastrophe losses incurred	$6	$6		$94	$73		$100	$79
Impact on loss & LAE ratio	0.3%	0.3%		3.9%	2.8%		2.3%	1.7%

Impact of development & other
Pretax net development: (favorable) / unfavorable
Prior year loss & ALAE reserve development	$(215)	$(103)		$(229)	$(148)		$(444)	$(251)
Prior year premium development	(5)	—		54	85		49	85
Other (1)	—	(1)		1	12		1	11

Total development & other	$(220)	$(104)		$(174)	$(51)		$(394)	$(155)

Impact of development & other on loss & LAE ratio	(10.9)%	(5.2)%		(7.7)%	(2.8)%		(9.2)%	(4.0)%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

CNA FINANCIAL CORPORATION
Financial Supplement
Life & Group Non-Core and Corporate & Other Non-Core Segments Results of Operations

NINE MONTHS ENDED	P&C Operations		Life & Group Non-Core			Corporate & Other Non-Core			Total Operations
SEPTEMBER 30					Fav / (Unfav)			Fav / (Unfav)			Fav / (Unfav)
(In millions)	2010	2009	2010	2009	% Change	2010	2009	% Change	2010	2009	% Change

Net earned premiums	$4,430	$4,588	$436	$447	(2)%	$2	$—	N/M %	$4,868	$5,035	(3)%
Net investment income	1,033	1,098	531	496	7	128	161	(20)	1,692	1,755	(4)
Other revenues	211	200	10	7	43	5	6	(17)	226	213	6

Total operating revenues	5,674	5,886	977	950	3	135	167	(19)	6,786	7,003	(3)

Claims, benefits and expenses:
Net incurred claims and benefits	2,777	3,061	949	773	(23)	54	69	22	3,780	3,903	3
Policyholders’ dividends	17	13	2	3	33	—	—	N/M	19	16	(19)
Amortization of deferred acquisition costs	1,023	1,048	15	15	—	—	—	N/M	1,038	1,063	2
Other insurance related expenses	457	424	137	138	1	7	1	N/M	601	563	(7)
Other expenses	183	195	13	64	80	641	87	N/M	837	346	(142)

Total claims, benefits and expenses	4,457	4,741	1,116	993	(12)	702	157	N/M	6,275	5,891	(7)

Operating income (loss) from continuing operations before income tax	1,217	1,145	(139)	(43)	N/M	(567)	10	N/M	511	1,112	(54)
Income tax (expense) benefit on operating income (loss)	(403)	(338)	67	46	46	204	3	N/M	(132)	(289)	54
Net operating (income) loss, after-tax, attributable to noncontrolling interests	(45)	(38)	—	—	N/M	—	—	N/M	(45)	(38)	(18)

Net operating income (loss) from continuing operations attributable to CNA	769	769	(72)	3	N/M	(363)	13	N/M	334	785	(57)

Net realized investment gains (losses), net of participating policyholders’ interests	89	(665)	15	(156)	110	21	(108)	119	125	(929)	113
Income tax (expense) benefit on net realized investment gains (losses)	(37)	226	(7)	55	(113)	(7)	38	(118)	(51)	319	(116)
Net realized investment (gains) losses, after-tax, attributable to noncontrolling interests	1	—	—	—	N/M	—	—	N/M	1	—	N/M

Net realized investment gains (losses) attributable to CNA	53	(439)	8	(101)	108	14	(70)	120	75	(610)	112

Net income (loss) from continuing operations attributable to CNA	$822	$330	$(64)	$(98)	35%	$(349)	$(57)	N/M %	$409	$175	134%

CNA FINANCIAL CORPORATION
Financial Supplement
Components of Pretax Net Investment Income

	CNA Specialty
(In millions)	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	YTD2010

Income (loss) from limited partnerships	$(19)	$47	$41	$23	$92	$23	$(1)	$23	$45
Income (loss) from trading portfolio	—	2	4	1	7	1	1	1	3
Other investment income	104	108	109	106	427	123	125	124	372

Net investment income	$85	$157	$154	$130	$526	$147	$125	$148	$420

	CNA Commercial
	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	YTD2010

Income (loss) from limited partnerships	$(39)	$95	$83	$44	$183	$39	$(2)	$38	$75
Income (loss) from trading portfolio	—	5	6	2	13	2	1	3	6
Other investment income	182	183	187	174	726	177	182	173	532

Net investment income	$143	$283	$276	$220	$922	$218	$181	$214	$613

	P&C Operations
	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	YTD2010

Income (loss) from limited partnerships	$(58)	$142	$124	$67	$275	$62	$(3)	$61	$120
Income (loss) from trading portfolio	—	7	10	3	20	3	2	4	9
Other investment income	286	291	296	280	1,153	300	307	297	904

Net investment income	$228	$440	$430	$350	$1,448	$365	$306	$362	$1,033

	Life & Group Non-Core
	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	YTD2010

Income (loss) from limited partnerships	$(2)	$—	$1	$(2)	$(3)	$—	$(3)	$1	$(2)
Income (loss) from trading portfolio	—	—	—	—	—	—	—	—	—
Other investment income	161	168	168	170	667	175	177	181	533

Net investment income	$159	$168	$169	$168	$664	$175	$174	$182	$531

	Corporate & Other Non-Core
	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	YTD2010

Income (loss) from limited partnerships	$(10)	$23	$20	$10	$43	$10	$2	$6	$18
Income (loss) from trading portfolio	—	1	2	—	3	1	—	—	1
Other investment income	43	43	39	37	162	39	39	31	109

Net investment income	$33	$67	$61	$47	$208	$50	$41	$37	$128

	Total Operations
	1Q09	2Q09	3Q09	4Q09	2009	1Q10	2Q10	3Q10	YTD2010

Income (loss) from limited partnerships	$(70)	$165	$145	$75	$315	$72	$(4)	$68	$136
Income (loss) from trading portfolio	—	8	12	3	23	4	2	4	10
Other investment income	490	502	503	487	1,982	514	523	509	1,546

Net investment income	$420	$675	$660	$565	$2,320	$590	$521	$581	$1,692

CNA FINANCIAL CORPORATION
Financial Supplement
Statutory Data – Preliminary

PERIODS ENDED SEPTEMBER 30	Three Months			Nine Months
Income Statement	(Preliminary)		Fav / (Unfav)	(Preliminary)		Fav / (Unfav)
(In millions)	2010	2009	% Change	2010	2009	% Change

Combined Continental Casualty Companies
Gross written premiums	$1,867	$1,903	(2)%	$5,630	$5,920	(5)%
Net written premiums	1,441	1,430	1	4,255	4,462	(5)

Net earned premiums	1,288	1,315	(2)	3,744	4,049	(8)
Claim and claim adjustment expenses	1,095	1,013	(8)	3,051	3,133	3
Acquisition expenses	260	269	3	725	771	6
Underwriting expenses	184	200	8	596	634	6
Policyholders’ dividends	3	4	25	9	11	18

Underwriting income (loss)	(254)	(171)	(49)	(637)	(500)	(27)
Net investment income	429	434	(1)	1,256	1,251	—
Other income (loss)	(718)	11	N/M	(705)	27	N/M
Income tax (expense) benefit	152	12	N/M	44	(45)	198
Net realized gains (losses)	7	(98)	107	110	(933)	112

Net income (loss)	$(384)	$188	N/M %	$68	$(200)	134%

Financial Ratios
Loss and LAE	85.0%	77.1%		81.5%	77.4%
Acquisition expense	18.1	18.8		17.0	17.3
Underwriting expense	12.7	13.9		14.1	14.1

Expense	30.8	32.7		31.1	31.4
Dividend	0.2	0.3		0.2	0.3

Combined ratio	116.0%	110.1%		112.8%	109.1%

SUPPLEMENTAL STATUTORY DATA
	(Preliminary)
(In millions)	September 30, 2010	December 31, 2009

Combined Continental Casualty Companies
Statutory surplus (1)	$9,638	$9,338

Life Company
Statutory surplus	$492	$448

(1)	Represents the combined statutory surplus of Continental Casualty Company and its subsidiaries, including the Life Company, as determined in accordance with statutory accounting practices.

CNA FINANCIAL CORPORATION
Financial Supplement
Property & Casualty Operations Loss & LAE Ratio Analysis

	CNA Specialty
	2010 YTD	2009 FY	2009 FY
	Evaluated at	Evaluated at	Evaluated at
	9/30/10	12/31/09	9/30/10
Gross Accident Year	62.8%	65.6%	66.8%
Impact of Reinsurance	3.9	(0.4)	0.4

Net Accident Year	66.7	65.2	67.2%

Impact of Development and Other (1)	(10.9)	(8.3)

Net Calendar Year	55.8%	56.9%

	CNA Commercial
	2010 YTD	2009 FY	2009 FY
	Evaluated at	Evaluated at	Evaluated at
	9/30/10	12/31/09	9/30/10
Gross Accident Year	72.9%	71.3%	70.5%
Impact of Reinsurance	3.1	3.3	3.8

Net Accident Year	76.0	74.6	74.3%

Impact of Development and Other (1)	(7.7)	(5.0)

Net Calendar Year	68.3%	69.6%

	P&C Operations
	2010 YTD	2009 FY	2009 FY
	Evaluated at	Evaluated at	Evaluated at
	9/30/10	12/31/09	9/30/10
Gross Accident Year	67.5%	68.3%	68.5%
Impact of Reinsurance	4.4	2.2	2.7

Net Accident Year	71.9	70.5	71.2%

Impact of Development and Other (1)	(9.2)	(6.5)

Net Calendar Year	62.7%	64.0%

(1)	Other includes the impacts of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.